EXHIBIT 10.10

BINDING TERM SHEET

The Parties to this agreement are:

Blue River Inc. a Colorado Corporation (“Blue River”)

and

UCANN California Corporation (“UCANN CA”), a California Corporation

Blue River Designated Location:

1840 Embarcadero

Oakland, CA 94606

Effective date:

January 1, 2016

Term:

5 year

Termination:

Termination upon mutual written agreement (only)

Recitals:

UCANN CA is a consulting services provider, supplier of non-cannabis products and licensor of intellectual property (IP) to businesses in the cannabis industry.

UCANN CA IP includes rights to use and license United Cannabis Corporation’s (“UCANN”) formulations, processes and patent applications pertaining to UCANN’s proprietary Prana Bio Nutrient Medicinals (Prana) brand, terpene extraction, non-cannabis terpene products and UCANN business partner branded products

Blue River works with various collectives in Colorado, California and Oregon whose business includes the manufacture, production and distribution of cannabis and cannabis infused products.

Blue River desires to manufacture and produce UCANN’s non-cannabis terpene products for sale and distribution to its customers.

Blue River desires to use UCANN CA’s IP to manufacture and produce UCANN’s non-cannabis terpene products.

UCANN CA desires to provide an IP license(s) to Blue River for the purpose of producing UCANN non-cannabis terpene products.

Equipment:

Blue Rive will purchase, install, operate and own the equipment necessary to fulfill its obligations under this contract.

IP License:

UCANN CA will provide Blue River with a five year, non-exclusive license to use UCANN’s IP during the term of this arrangement.

Services:

UCANN CA will provide management consulting services (“Consulting Services”), including the day-to-day supervision of the production, and consulting services related to the wholesale sale and distribution of UCANN’s non-cannabis terpene products.

Consideration:

Blue River will pay UCANN CA $5,000 per month as consideration for a five year IP license (“License Fee”). The monthly License Fee can be revised, and may be reduced or increased, every 90 days as agreed upon in writing by UCANN CA and Blue River.

Blue River will pay UCANN CA a fee of $500.00 per hour for any management consulting services provided by any UCANN CA personnel to be billed on a calendar month basis.

Payment:

UCANN CA will invoice Blue River monthly, in advance for License Fees and in arrears for Consulting Services, and Blue River will pay UCANN CA net 30 days from the invoice date.

Other:

This agreement is non-exclusive to either party.

The parties agree to the intellectual property, confidential information, mutual non-disclosure, mutual non-compete, mutual non-circumvent, indemnification, dispute resolution, warranties and limitation of liability, assignment and other conditions contained in the standard UCANN CA consulting and supply agreement(s) a draft copy of which is provided to Blue River.

Notices:

For UCANN CA:

UCANN California Corporation

1600 Broadway, Suite 1600

Denver, CO 80202

Attn: Earnie Blackmon

For Blue River Inc.:

Tony Verzura

Blue River Inc.

1001 16th Street, B-180 #143

Denver, CO 80265

Blue River, Inc. By: /s/ Earnest Blackmon Name: Earnest Blackmon Title: President	UCANN California Corporation By: /s/ Chadwick Ruby Name: Title: Chief Operating Officer

BINDING TERM SHEET

The Parties to this agreement are:

Blue River Inc. a Colorado Corporation“(“Blue River”)

and

UC Colorado Corporation (“UC CO”), a Colorado Corporation

Blue River Address:

1600 W. 113th Avenue

Westminster, CO  80234

Effective date:

January 1st, 2016

Term:

5 year

Termination:

Termination upon mutual agreement.

Recitals:

UC CO is a consulting services provider, supplier of non‐cannabis products and licensor of intellectual property (IP) to businesses in the cannabis industry.

UC CO IP includes rights to use and license United Cannabis Corporation’s (“UCANN”) formulations, processes and patent applications pertaining to UCANN’s proprietary Prana Bio Nutrient Medicinals (Prana) brand, terpene extraction, non‐cannabis terpene products and UCANN business partner branded products.

Blue River works with various collectives in Colorado, California and Oregon whose business includes the manufacture, production and distribution of cannabis and cannabis infused products.

Blue River desires to manufacture and produce UCANN’s non-cannabis terpene products for sale and distribution to its customers.

Blue River desires to use UC CO’s IP to manufacture and produce UCANN’s non-cannabis terpene products.

UC CO desires to provide an IP license(s) to Blue River for the purpose of producing UCANN non-cannabis terpene products.

Equipment:

Blue Rive will purchase, install, operate and own the equipment necessary to fulfill its obligations under this contract.

IP License:

UC CO will provide Blue River with a temporary, non‐exclusive license to use UCANN’s IP during the term of this arrangement.

.

Services:

UC CO will provide management consulting services, including the day‐to‐day supervision of the production, and consulting services related to the wholesale sale and distribution of UCANN’s non‐cannabis terpene products.

Consideration:

Blue River will pay UC CO $5,000 per month as consideration for a temporary IP license (“License Fee”). The monthly License Fee can be revised, and may be reduced or increased, every 90 days as agreed upon in writing by UC CO and Blue River.

Blue River will pay UC CO a fee of $500.00 per hour for any management consulting services provided by any UC CO personnel to be billed on a calendar month basis.

Payment:

UC CO will invoice Blue River monthly and Blue River will pay UC CO net 30 days from the invoice date.

Other:

This agreement is non‐exclusive to either party.

The parties agree to the intellectual property, confidential information, mutual non‐disclosure, mutual non‐compete, mutual non‐circumvent, indemnification, dispute resolution, warranties and limitation of liability, assignment and other conditions contained in the standard UC CO consulting and supply agreement(s) a draft copy of which is provided to Blue River.

Notices:

For UCCO:

UC Colorado Corporation

1600 Broadway, Suite 1600

Denver, CO 80202

Attn: Earnie Blackmon

For Blue River Inc.:

Tony Verzura

Blue River Inc.

1001 16th Street, B‐180 #143

Denver, CO 80265

Blue River, Inc.

UCANN California Corporation

By: /s/ Earnest Blackmon

By: /s/ Chadwick Ruby

Name: Earnest Blackmon

Name: Chadwick Ruby

Title:  President

Title:   Chief Operating Officer

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